Exhibit 10.2

          AMENDED AND RESTATED RENEWAL PROMISSORY NOTE

$190,468.41                                     February 12, 1997
                                                 Orlando, Florida


     FOR VALUE RECEIVED, the undersigned, LIBERTY FINANCE COMPANY and ECKLER INDUSTRIES, INC. (jointly and severally the "Maker"), promise to pay to Mr. & Mrs. R.C. HILL, III ( collectively the "Holder") the principal sum of ONE HUNDRED NINETY THOUSAND FOUR HUNDRED SIXTY EIGHT AND 41/100 DOLLARS ($190,468.41) on or before June 30, 1997, and promises to pay interest thereon at the rate of Fifteen Percent (15%) per annum on the principle balance from July 12, 1996, commencing August 1, 1996 and monthly thereafter on the first of each month. The said principal sum and interest shall be payable in lawful money of the United States of America at 3407 West Colonial Drive, Orlando, Florida 32808, or at such place as may hereafter be designated by written notice from the Holder to the Maker.

     This Promissory Note shall not be transferable by the Holder hereof.

      Each person liable hereon, whether maker, endorser or guarantor, hereby waives presentment, protest, notice, notice of protest and notice of dishonor and agrees to pay any and all costs, including actual attorney's fees, whether suit be brought or not, if, after maturity of this Promissory Note, or default hereunder, counsel shall be employed to collect on this Promissory Note.

     Whenever used herein the terms "holder" and "maker" shall be construed in the singular or plural as the context may require or admit.

      This Promissory Note amends, restates and renews in its entirety that certain promissory note made by Maker in favor of and currently owned and held by Holder, dated July 12, 1996, in the original principal sum of One Hundred Ninety Thousand Four Hundred Sixty Eight and 41/100 dollars ($190,468.41).

      In witness whereof, the undersigned Maker has executed and delivered this Promissory Note this 12th day of February 1997.


     ECKLER INDUSTRIES, INC.                      LIBERTY FINANCE COMPANY



     By:  /S/ J. Neal Hutchinson, Jr.             By:  /S/ R.C. Hill, III
     J.  Neal Hutchinson, Jr. Ass't Vice-Pres     R.C. Hill, III, President